SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	November 28, 2008

COBRA OIL & GAS COMPANY
(Exact name of registrant as specified in its charter)

Nevada	000-52782	26-2113613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Uptown Center 2100 West Loop South, Suite 400 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(832) 476-8941
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

We have determined not to pursue our interest in the North Semitropic Prospect (the “Prospect”) in Kern County, California and have effectively unwound the transaction in which we acquired an interest in the Prospect. Accordingly, on November 28, 2008 we entered into an Assignment of Farmout Interest with West Canyon Energy Corp. (aka PetroSouth Energy Corp.) pursuant to which we assigned back to West Canyon Energy Corp the 25% interest in and to a Farmout Agreement (the “Farmout Agreement”) dated February 1, 2008 by and between Transco Oil & Gas, Inc., and West Canyon Energy Corp. that we had acquired from West Canyon Energy Corp. on June 16, 2008. We received $134,438 for the assignment which approximates our cost.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits filed as part of this Report are as follows:

Exhibit 10.1	Assignment of Farmout Interest dated November 28, 2008 between Registrant and West Canyon Energy Corp. (aka PetroSouth Energy Corp.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COBRA OIL & GAS COMPANY

Date: December 2, 2008	By:	/s/ Massimiliano Pozzoni
Name: Massimiliano Pozzoni
Title: President